SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549


                             FORM 8-K
                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):   June 2, 2004


                      ELIZABETH ARDEN, INC.
      (Exact name of registrant as specified in its charter)

           Florida                     1-6370                59-0914138
(State or other jurisdiction of   (Commission File         (IRS Employer
       incorporation)                  Number)           Identification No.)


14100 N.W. 60th Avenue, Miami, Florida                          33014
(Address of principal executive offices                       (Zip Code)


      Registrant's telephone number, including area code:  (305) 818-8000





         _____________________________________________________________
         (Former name or former address, if changed since last report)


Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

      (c)  Exhibits.

           99.1 Press Release dated June 3, 2004 announcing first quarter results.
           99.2 Press Release dated June 3, 2004 announcing change in fiscal year.

Item 8.   Change in Fiscal Year.

      On June 3, 2004, Elizabeth Arden, Inc. (the "Company") issued a press release to announce that at a meeting on June 2, 2004, the board of directors of the Company approved a change in the Company's fiscal year from January 31 to June 30 effective June 30, 2004.

      The Company announced that it intends to file with the Securities and Exchange Commission a Transition Report on Form 10-Q in August 2004 for the five-month period beginning February 1, 2004 and ending June 30, 2004. The Company's 2005 fiscal year will begin July 1, 2004 and end June 30, 2005.

Item 12.  Results of Operations and Financial Condition.

      On June 3, 2004, the Company also issued a press release to (i) announce the financial results of the Company's first quarter ended May 1, 2004, and
(ii) to reaffirm its previously provided net sales and diluted earnings per share guidance for the twelve months ended January 31, 2005. Because of the change in fiscal year, the Company expects to provide guidance in August 2004 for the new fiscal year ended June 30, 2005 when it reports its financial results for the five-month transition period ended June 30, 2004.

      A copy of the both press releases is attached to this Form 8-K as Exhibits 99.1 and 99.2.



                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ELIZABETH ARDEN, INC.


Date:  June 3, 2004                  By: /s/ STEPHEN J. SMITH
       ------------                      --------------------
                                         Stephen J. Smith
                                         Executive Vice President and
                                         Chief Financial Officer

                                EXHIBIT INDEX


Exhibit Number                        Description
--------------     ----------------------------------------------------------
     99.1          Press Release dated June 3, 2004, announcing first quarter results.

     99.2 Press Release dated June 3, 2004, announcing change in fiscal year.